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                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------



     THIS FIRST AMENDMENT TO CREDIT AGREEMENT effective as of the 30th day of January, 1998, by and among LTX CORPORATION, a Massachusetts corporation (the "Borrower"), BANKBOSTON, N.A. ("BKB"), a national banking association, SILICON VALLEY BANK, a state commercial bank ("SVB") and BKB, as Agent (the "Agent").

     WHEREAS, the Borrower, BKB, SVB and the Agent are parties to a Credit Agreement dated as of June 30, 1997 ("Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Credit Agreement as follows:

     Section 1. AMENDMENT OF SECTION 5.9. Section 5.9 of the Credit Agreement is hereby amended by deleting "1.75" in the third line substituting "1.65" therefor:

     Section 2. MISCELLANEOUS.

                (a) The Borrower hereby confirms to the Banks that the representations and warranties of the Borrower set forth in Article IV of the Credit Agreement are true and correct as of the date hereof, as if set forth herein in full.

                (b) The Borrower has reviewed the provisions of this First Amendment and Credit Agreement and all documents executed in connection therewith or pursuant thereto or incident or collateral hereto or thereto from time to time (collectively, the "Bank Documents") and there is no Event of Default thereunder, and no condition which, with the passage of time or giving of notice or both, would constitute an Event of Default thereunder.

                (c) The Borrower agrees that each of the Bank Documents shall remain in full force and effect after giving effect to this Amendment.

                (d) This First Amendment represents the entire agreement among the parties hereto relating to this First Amendment, and supersedes all prior understandings and agreements among the parties relating to the subject matter of this Amendment.

                (e) The Borrower represents and warrants that neither the execution, delivery or performance by the Borrower of any of the obligations contained in this First Amendment or in any Bank Document requires the consent, approval or authorization of any person or governmental authority or any action by or on account of with respect to any person or governmental authority.


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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Credit Agreement under seal as of the date first above written.

                                       LTX CORPORATION



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title

                                       BANKBOSTON, N.A.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title


                                       SILICON VALLEY BANK



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title


                                       BANKBOSTON, N.A., as Agent



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title



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